UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 27, 2021

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive,	Suite 9,	Fort Myers,	Florida	33913
(Address of principal executive offices)				(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 27, 2021, the Company held an annual meeting of its stockholders. At the annual meeting, 108,350,790 shares of the Company’s common stock, par value $0.001 per share, were present or represented by proxy at the meeting, representing approximately 92.57% of the outstanding Voting Stock as of March 31, 2021, the record date for the annual meeting. At the annual meeting, four proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:
(1)  Proposal No. 1: The election of Douglas M. VanOort, Mark W. Mallon, Lynn A. Tetrault, Bruce K. Crowther, Dr. Alison L. Hannah, Kevin C. Johnson, Stephen M. Kanovsky, Michael A. Kelly, and Rachel A. Stahler to serve as members of the Board of Directors until the next succeeding annual meeting of stockholders or until his or her successor has been duly elected and qualified.  The stockholders elected the nine directors by the following votes:

	Votes For	Votes Withheld	Votes Against	Broker Non-Votes
Douglas M. VanOort	98,193,872	1,026,509	—	9,130,409
Mark W. Mallon	98,748,875	471,506	—	9,130,409
Lynn A. Tetrault	97,451,702	1,768,679	—	9,130,409
Bruce K. Crowther	98,643,328	577,053	—	9,130,409
Dr. Alison L. Hannah	98,379,552	840,829	—	9,130,409
Kevin C. Johnson	98,416,673	803,708	—	9,130,409
Stephen M. Kanovsky	97,981,362	1,239,019	—	9,130,409
Michael A. Kelly	59,175,722	40,044,659	—	9,130,409
Rachel A. Stahler	98,428,150	792,231	—	9,130,409
(2) Proposal No. 2: The approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers, as identified in the proxy statement for the annual meeting.  The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	90,931,692	77.68	91.65
Against	8,059,423	6.88	8.12
Abstentions	229,266	0.19	0.23
(3) Proposal No. 3: The approval of the amendment of the amended and restated equity incentive plan, as identified in the proxy statement for the annual meeting. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	85,765,610	73.27	86.44
Against	12,843,847	10.97	12.94
Abstentions	610,924	0.52	0.62

(4) Proposal No. 4: The ratification of the appointment of the independent registered public accountant. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	108,043,674	92.30	99.72
Against	125,038	0.10	0.11
Abstentions	182,078	0.15	0.17

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Kathryn B. McKenzie
Kathryn B. McKenzie
Chief Financial Officer
June 1, 2021